Exhibit 10.A

Execution Version

FIFTH AMENDMENT TO THIRD AMENDED AND

RESTATED CREDIT AGREEMENT

This FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”), dated as of December 21, 2010, is among PULTEGROUP, INC. (formerly known as Pulte Homes, Inc.), a Michigan corporation (the “Borrower”), the Lenders that are identified on the signature pages hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”) and BANK OF AMERICA, N.A., as Syndication Agent (“Syndication Agent”).

RECITALS

WHEREAS, the Borrower, the Lenders identified on the signature pages hereto, certain other Lenders and Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of June 20, 2007 (as amended by First Amendment to Third Amended and Restated Credit Agreement dated November 21, 2007, Second Amendment to Third Amended and Restated Credit Agreement dated February 15, 2008, Third Amendment to Third Amended and Restated Credit Agreement dated November 21, 2008 and Fourth Amendment and Waiver to Third Amended and Restated Credit Agreement, dated December 11, 2009, and as it may be further amended, renewed and restated from time to time, the “Credit Agreement”) (all capitalized terms not defined herein shall have the meanings given such terms in the Credit Agreement);

WHEREAS, the Borrower and the Lenders desire to amend the Credit Agreement for the purposes hereinafter set forth;

NOW, THEREFORE, for good and valuable consideration, the parties hereto hereby agree as follows:

1. Aggregate Commitment. Effective as of the Fifth Amendment Subsequent Effective Date (as hereinafter defined), the Aggregate Commitment is hereby reduced to $250,000,000, and Schedule 1.1(a) of the Credit Agreement is amended and restated in its entirety and replaced by Schedule 1.1(a) attached hereto.

2. Required Liquidity Reserve Deposit. Effective as of the Fifth Amendment Subsequent Effective Date, the definition of “Required Liquidity Reserve Deposit” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Required Liquidity Reserve Deposit” means an amount, determined as of the last day of a Coverage Test Failure Quarter for the period of four fiscal quarters ending on such date, equal to two (2) times the amount by which (a) interest incurred by the Credit Parties, whether such interest was expensed, capitalized, paid, accrued or scheduled to be paid or accrued, exceeds (b) interest income of the Credit Parties (such amount being the same amount provided for in clause (b) of the definition of “Interest Coverage Ratio”). In no event shall the Required Liquidity Reserve Deposit be greater than the Aggregate Commitment.

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3. Conditions Precedent.

(a) This Amendment shall be effective as of the date (“Fifth Amendment Effective Date”) upon which each of the following conditions shall have been satisfied:

(i) The Administrative Agent shall have received from the Borrower and the Required Lenders a counterpart of this Amendment signed on behalf of each such party.

(ii) The Administrative Agent shall have received from the Guarantors the Consent and Agreement substantially in the form attached hereto as Exhibit A.

(iii) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization or formation, existence and good standing of the Borrower, the authorization of this Amendment and any other legal matters relating to the Borrower, the Credit Agreement or this Amendment, all in form and substance satisfactory to the Administrative Agent and its counsel.

(iv) The Administrative Agent shall have received any amounts due and payable on or prior to the Fifth Amendment Effective Date, including reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

The Administrative Agent shall notify the Borrower and the Lenders of the Fifth Amendment Effective Date, and such notice shall be conclusive and binding.

(b) The amendments contained in Sections 1 and 2 of this Fifth Amendment shall become effective on the date (the “Fifth Amendment Subsequent Effective Date”) on which each of the following conditions shall have been satisfied:

(i) The Fifth Amendment Effective Date shall have occurred; and

(ii) Pursuant to Section 2.9(c) of the Credit Agreement, the Borrower shall have reduced the Aggregate Commitment to $250,000,000.

The Administrative Agent shall notify the Borrower and the Lenders of the Fifth Amendment Subsequent Effective Date, and such notice shall be conclusive and binding.

4. Representations and Warranties. The Borrower hereby represents and warrants that as of the date hereof, after giving effect to this Amendment:

(a) The representations and warranties of the Borrower and the other Credit Parties in the Credit Agreement and the other Credit Documents are true and correct in all material respects.

(b) There exists no Default or Event of Default.

5. Ratification. The Credit Agreement, as amended hereby, is hereby ratified and remains in full force and effect.

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6. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement and any of the parties hereto may execute this Amendment by signing any such counterpart.

7. Choice of Law. This Amendment and the other Credit Documents shall be construed in accordance with the internal laws (but without regard to the conflict of laws provisions other than Section 5-1401 of the New York General Obligations Law) of the State of New York, but giving effect to federal laws applicable to national banks.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the Borrower and the undersigned Lenders have caused this Amendment to be duly executed as of the date first above written.

PULTEGROUP, INC. (formerly known as Pulte Homes, Inc.)

By:	/s/ Bruce E. Robinson

Name:	Bruce E. Robinson

Title:	Vice President and Treasurer

SIGNATURE PAGE TO FIFTH AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT WITH PULTEGROUP, INC. (FORMERLY

KNOWN AS PULTE HOMES, INC.)

JPMORGAN CHASE BANK, NA.,
as Lender and Administrative Agent

By:	/s/ Kimberly Turner

Name:	Kimberly Turner

Title:	Executive Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT WITH PULTEGROUP, INC. (FORMERLY

KNOWN AS PULTE HOMES, INC.)

CITICORP NORTH AMERICA, INC.

By:	/s/ John Rowland

Name:	John Rowland

Title:	Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT WITH PULTEGROUP, INC. (FORMERLY

KNOWN AS PULTE HOMES, INC.)

BANK OF AMERICA, N.A.

By:	/s/ Eyal Namordi

Name:	Eyal Namordi

Title:	Senior Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT WITH PULTEGROUP, INC. (FORMERLY

KNOWN AS PULTE HOMES, INC.)

BARCLAYS BANK PLC

By:	/s/ Craig Malloy

Name:	Craig J. Malloy

Title:	Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT WITH PULTEGROUP, INC. (FORMERLY

KNOWN AS PULTE HOMES, INC.)

BNP PARIBAS

By:	/s/ Duane Helkowski

Name:	Duane Helkowski

Title:	Managing Director

By:	/s/ Angela B. Arnold

Name:	Angela B. Arnold

Title:	Managing Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT WITH PULTEGROUP, INC. (FORMERLY

KNOWN AS PULTE HOMES, INC.)

COMERICA BANK

By:	/s/ Charles Weddell

Name:	Charles Weddell

Title:	Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT WITH PULTEGROUP, INC. (FORMERLY

KNOWN AS PULTE HOMES, INC.)

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Omayra Laucella

Name:	Omayra Laucella

Title:	Vice President

By:	/s/ Evelyn Thierry

Name:	Evelyn Thierry

Title:	Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT WITH PULTEGROUP, INC. (FORMERLY

KNOWN AS PULTE HOMES, INC.)

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ William McGinty

Name:	William McGinty

Title:	Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT WITH PULTEGROUP, INC. (FORMERLY

KNOWN AS PULTE HOMES, INC.)

SUNTRUST BANK

By:	/s/ W. John Wendler

Name:	W. John Wendler

Title:	Senior Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT WITH PULTEGROUP, INC. (FORMERLY

KNOWN AS PULTE HOMES, INC.)

UBS LOAN FINANCE LLC

By:	/s/ Irja R. Otsa

Name:	Irja R. Otsa

Title:	Associate Director

By:	/s/ Mary E. Evans

Name:	Mary E. Evans

Title:	Associate Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT WITH PULTEGROUP, INC. (FORMERLY

KNOWN AS PULTE HOMES, INC.)

BANK OF AMERICA, N.A., as Successor by Merger to Merrill Lynch Bank USA

By:	/s/ Eyal Namordi

Name:	Eyal Namordi

Title:	Senior Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT WITH PULTEGROUP, INC. (FORMERLY

KNOWN AS PULTE HOMES, INC.)

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Thomas Danielson

Name:	Thomas Danielson

Title:	Authorized Signatory

SIGNATURE PAGE TO FIFTH AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT WITH PULTEGROUP, INC. (FORMERLY

KNOWN AS PULTE HOMES, INC.)

LLOYDS TSB BANK PLC

By:	/s/ Susanne Hughes

Name:	Susanne Hughes

Title:	Senior Vice President

By:	/s/ W. J. Bruce

Name:	W. J. Bruce

Title:	Managing Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT WITH PULTEGROUP, INC. (FORMERLY

KNOWN AS PULTE HOMES, INC.)

MIZUHO CORPORATE BANK, LTD.

By:	/s/ Noel P. Purcell

Name:	Noel P. Purcell

Title:	Authorized Signatory

SIGNATURE PAGE TO FIFTH AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT WITH PULTEGROUP, INC. (FORMERLY

KNOWN AS PULTE HOMES, INC.)

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Luis Donoso

Name:	Luis Donoso

Title:	Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT WITH PULTEGROUP, INC. (FORMERLY

KNOWN AS PULTE HOMES, INC.)

FIFTH THIRD BANK, an Ohio Banking Corporation, successor by merger with Fifth Third Bank, a Michigan Banking Corporation

By:	/s/ Brian Jelinski

Name:	Brian Jelinski

Title:	Assistant Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT WITH PULTEGROUP, INC. (FORMERLY

KNOWN AS PULTE HOMES, INC.)

REGIONS BANK

By:	/s/ Daniel McClurkin

Name:	Daniel McClurkin

Title:	Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT WITH PULTEGROUP, INC. (FORMERLY

KNOWN AS PULTE HOMES, INC.)

CITY NATIONAL BANK

By:	/s/ Xavier Barrera

Name:	Xavier Barrera

Title:	Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT WITH PULTEGROUP, INC. (FORMERLY

KNOWN AS PULTE HOMES, INC.)

TD BANK, NA

By:	/s/ Maureen Hobson

Name:	Maureen Hobson

Title:	Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT WITH PULTEGROUP, INC. (FORMERLY

KNOWN AS PULTE HOMES, INC.)

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Elena Bennett

Name:	Elena Bennett

Title:	Managing Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT WITH PULTEGROUP, INC. (FORMERLY

KNOWN AS PULTE HOMES, INC.)

BANK OF HAWAII, a Hawaii corporation

By:	/s/ Van Cornwell

Name:	Van Cornwell

Title:	Vice President

SCHEDULE 1.1(a)

Lender	Commitment

Bank of America, N.A.	$23,521,505.38

JPMorgan Chase Bank, N.A.	$18,817,204.37

Barclays Bank PLC	$13,440,860.21

BNP Paribas	$13,440,860.21

Calyon New York Branch	$13,440,860.21

Citicorp North America, Inc.	$13,440,860.21

Comerica Bank	$13,440,860.21

Deutsche Bank Trust Company Americas	$13,440,860.21

The Royal Bank of Scotland PLC	$13,440,860.21

SunTrust Bank	$13,440,860.21

UBS Loan Finance LLC	$13,440,860.21

Wells Fargo Bank, National Association	$13,440,860.21

Compass Bank	$10,080,645.16

Bank of America, N.A., as successor by Merger to Merrill Lynch Bank USA	$10,080,645.16

The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$7,392,473.12

Lloyds TSB Bank PLC	$6,720,430.11

Mizuho Corporate Bank, Ltd.	$6,720,430.11

PNC Bank, National Association	$6,720,430.11

Natixis	$5,376,344.08

Fifth Third Bank	$4,704,301.07

Regions Bank	$4,704,301.07

City National Bank	$3,360,215.05

TD Bank, NA	$2,688,172.04

Bank of Hawaii, a Hawaii corporation	$2,016,129.03

California Bank & Trust, a California Banking Corporation	$2,016,129.03

Malayan Banking Berhad, New York Branch	$672,043.01

TOTAL	$250,000,000.00

Exhibit A

CONSENT AND AGREEMENT OF GUARANTORS

THIS CONSENT AND AGREEMENT OF GUARANTORS (“Consent”) is executed and delivered as of December 21, 2010, by the undersigned (the “Guarantors”), in favor of the “Lenders” under that certain Third Amended and Restated Credit Agreement dated as of June 20, 2007, among PulteGroup, Inc. (formerly known as Pulte Homes, Inc.), the Lenders from time to time parties thereto and JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent. Such Third Amended and Restated Credit Agreement, as it has been and may be amended, modified or supplemented from time to time, is hereinafter referred to as the “Credit Agreement.” Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

WITNESSETH:

WHEREAS, the Guarantors have executed and delivered a Guaranty dated June 20, 2007 in favor of the Lenders under the Credit Agreement (the “Guaranty”); and

WHEREAS, the Borrower, the Administrative Agent and the Required Lenders have entered into that certain Fifth Amendment to Third Amended and Restated Credit Agreement of even date herewith amending the Credit Agreement (the “Amendment”); and

WHEREAS, it is a condition to the Amendment that the Guarantors shall have executed this Consent;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantors hereby consent to the Amendment and agree that the Guaranty continues in full force and effect with respect to the undersigned Guarantors.

IN WITNESS WHEREOF, this Consent has been duly executed by the Guarantors as of the day and year first set forth above.

On behalf of Guarantors listed on the attached Schedule A.

By:	/s/ Bruce E. Robinson

Name:	Bruce E. Robinson

Title:	Vice President and Treasurer

SCHEDULE A

Guarantors

Anthem Arizona L.L.C.

Asset Seven Corp.

Centex Construction of New Mexico, LLC

Centex Homes

Centex Homes of California, LLC

Centex Homes, LLC

Centex International II, LLC

Centex Real Estate Construction Company

Centex Real Estate Corporation

Centex Real Estate Holding, L.P.

Del Webb California Corp.

Del Webb Communities, Inc.

Del Webb Communities of Illinois, Inc.

Del Webb Corporation

Del Webb’s Coventry Homes Construction Co.

Del Webb Home Construction, Inc.

Del Webb Spruce Creek Communities, Inc.

Del Webb Texas Limited Partnership

Del Webb’s Coventry Homes, Inc.

DiVosta Homes, L.P.

DiVosta Building, LLC

Florida Building Products, LLC

PHNE Business Trust

Pulte Nevada I L.L.C.

PN II, Inc.

Potomac Yard Development LLC

Pulte Communities NJ, Limited Partnership

Pulte Development Corporation

Pulte Home Corporation

Pulte Development of New Mexico, Inc.

Pulte Diversified Companies, Inc.

Pulte Home Corporation of the Delaware Valley

Pulte Homes of Greater Kansas City, Inc.

Pulte Homes of Indiana, LLC

Pulte Homes of Michigan, LLC

Pulte Homes of Minnesota LLC

Pulte Homes of New England, LLC

Pulte Homes of New Mexico, Inc.

Pulte Homes of New York, LLC

Pulte Homes of NJ, Limited Partnership

Pulte Homes of Ohio LLC

Pulte Homes of PA, Limited Partnership

Pulte Homes of St. Louis, LLC

Pulte Homes of Texas, L.P.

Pulte Homes Tennessee Limited Partnership

Pulte Land Company, LLC

Pulte Realty Corporation

Wil Corporation